SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                RAMP CORPORATION
                                ----------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)     Title of each class of securities to which transaction applies:

       2)     Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)     Proposed maximum aggregate value of transaction:

       5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

       2)     Form, Schedule or Registration Statement No.:

       3)     Filing Party:

       4)     Date Filed:

                                RAMP CORPORATION

                            33 Maiden Lane, 5th Floor

                            New York, New York 10038

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     To be held Thursday, November 18, 2004

                                 ---------------

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Meeting") of RAMP CORPORATION, a Delaware corporation (the "Company"), will be held at the offices of the Company located at 33 Maiden Lane, 5th Floor, New York, New York 10038, on Thursday, November 18, 2004, at 10:00 A.M., to consider and act upon the following:

         1. the election of two (2) persons named in the accompanying Proxy Statement to serve as Class I directors of the Company for a term of three (3) years and until their successors are duly elected and qualified;

         2. to approve an amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split of the Company's Common Stock at a ratio of one (1) for sixty (60);

         3.       to approve the Company's 2005 Stock Incentive Plan; and

         4. to consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

         A Proxy Statement, form of Proxy and the Annual Report of the Company for the fiscal year ended December 31, 2003 are enclosed herewith. Only holders of record of Common Stock at the close of business on September 23, 2004 are entitled to receive  notice of and to attend the  Meeting  and any  adjournments thereof.  At  least  10  days  prior  to the  Meeting,  a  complete  list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the offices of the Company. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. If you received a proxy card with a web site address and voting codes, you may choose to vote on the Internet at the web site indicated or telephonically. If you vote by telephone or the Internet, you do not need to return the proxy card. In the event you attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                                 By Order of the Board of Directors

                                 Ron Munkittrick
                                 Secretary

Dated: October 18, 2004

                                    IMPORTANT

--------------------------------------------------------------------------------

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a web site address and voting codes, we urge you to vote on the Internet at the web site indicated or telephonically to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

--------------------------------------------------------------------------------

                                RAMP CORPORATION
                            33 Maiden Lane, 5th Floor
                            New York, New York 10038

                    ----------------------------------------

                                 Proxy Statement
                         Annual Meeting of Stockholders
                                November 18, 2004

                    ----------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ramp Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the offices of the Company located at 33 Maiden Lane, 5th Floor, New York, New York 10038, on Thursday, November 18, 2004, at 10:00 A.M., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

         The principal executive offices of the Company are located at 33 Maiden Lane, 5th Floor, New York, New York 10038. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is October 18, 2004.

         A Proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the Proxy on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview. The Company may use the services of Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies. The Company estimates that the fee for such services should not exceed approximately $25,000. Banks, brokers, nominees, and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals.

                                VOTING SECURITIES

         Stockholders of record as of the close of business on September 23, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 238,354,869 outstanding shares of the Company's common stock, $0.001 par value per share ("Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the Annual Meeting for determining the presence of a quorum.

         Shares abstaining with respect to any matter will be considered votes represented, entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will be considered not voted with respect to that matter. Since an affirmative vote of a majority of the shares of Common Stock outstanding is required to approve Proposal 2 and an affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting is required to approve Proposal 3, abstentions and broker non-votes will have the same effect as a vote "against" Proposals 2 and 3.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of September 23, 2004, certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's Common Stock, (ii) the directors of the Company and nominees for director of the Company, (iii) the current executive officers named in the Summary Compensation Table herein under the heading "Executive Compensation," and (iv) all directors and executive officers as a group. The Company believes that the beneficial owners of Common Stock listed below, based on the information furnished by such owners, have sole investment and voting power with respect to such shares.

Name and Address of Beneficial          Shares Beneficially         Percentage
Owner (1)                                      Owned                  of Class
--------------------------------------------------------------------------------
Andrew Brown (2)                             3,900,000                  1.7%

Hilltop Services, Ltd. (3)                  36,790,286                 15.1%
   Mevot David 8
   Ramat Gan, Israel

Jeffrey A. Stahl, MD (4)                       278,947                    *

Louis E. Hyman (5)                             830,000                    *

Steven C. Berger                                78,947                    *

Steven A. Shorr                                      0                    0

Anthony Soich                                        0                    0

Nancy Duncan (6)                             3,497,304                  1.6%

Directors and executive officers,
as a group (7 persons)                       8,585,198                  3.8%


----------
* Represents beneficial ownership of less than one percent.

(1) Unless otherwise indicated, the address for each of the beneficial owners is c/o Ramp Corporation, 33 Maiden Lane, New York, New York 10038.

(2) Includes (a) 1,450,000 shares issuable upon exercise of warrants, and (b) 2,200,000 shares issuable upon exercise of stock options exercisable within 60 days from the date of the table.

(3) Includes (a) a convertible promissory note in the aggregate principal amount of $1,920,000 convertible into shares of Common Stock at a conversion price of $0.30 cents per share, or 6,400,000 shares of Common Stock, and (b) 17,129,416 shares issuable upon exercise of warrants.

(4)   Includes   200,000   shares   issuable  upon  exercise  of  stock  options
      exercisable within 60 days from the date of the table.

(5) Consists of (a) 50,000 shares held by Mr. Hyman and his wife of which he shares dispositive power, (b) 50,000 shares issuable upon exercise of warrants held by Mr. Hyman and his wife, and (c) 730,000 shares issuable upon exercise of stock options exercisable within 60 days from the date of the table.

(6) Consists of (a) 750,051 shares held by The Duncan Group, Inc., and (b) 2,747,253 shares issued to The Duncan Group, Inc. upon the achievement of certain quantitative criteria for fiscal 2003 which has been attained. Mrs. Duncan and her husband have voting and dispositive control with respect to all of such shares. Mrs. Duncan's employment agreement with the Company was terminated on September 30, 2004 in connection with the sale of our OnRamp business. See "Executive Compensation - Employment Agreements" and "Certain Relationships and Related Transactions".

                       ACTIONS TO BE TAKEN AT THE MEETING

                 ----------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                 ----------------------------------------------

         Unless otherwise indicated, the shares of Common Stock represented by all Proxies received by the Board of Directors will be voted at the Meeting in accordance with their terms and, in the absence of contrary instructions, for the election of Steven C. Berger and Anthony Soich as Class I directors to serve for a term of three (3) years and/or until their successors are elected or appointed and qualified. The term of the current Class I directors expires at the Meeting.

         The Board of Directors has no reason to expect that the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the Proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast.

         The following table sets forth information about each director and nominee for director of the Company.

                                                Year First
                                                Elected or
Name                          Age     Class     Appointed     Position
----                          ---     -----     ---------     --------

Steven C. Berger (1)(2)       43        I         2004        Director

Anthony Soich (1)             44        I         2004        Director

Steven A. Shorr (1)(2)(3)     35       III        2004        Director

Jeffrey A. Stahl (2)(3)       48       II         2003        Director

Andrew Brown                  35       III        2003        President, Chief
                                                              Executive Officer,
                                                              Chairman and
                                                              Director



----------
(1)      Member  of  the  Audit  Committee.
(2)      Member of the  Compensation  Committee.
(3)      Member of the Nominating Committee.

         The two (2) directors nominated for Class I will serve for a three-year term expiring in 2007, the one (1) director currently serving as Class II is serving a two-year term expiring in 2005 and the two (2) directors currently serving as Class III is serving a three-year term expiring in 2006, and in each case until their successors shall be duly elected and qualified.

         At each Annual Meeting of Stockholders subsequent to the Meeting, one class of directors will be elected to succeed those directors in the class whose terms then expire, for terms expiring at the third succeeding Annual Meeting of Stockholders.

Director Nominees and Current Class I Directors

         Anthony Soich. Mr. Soich has been a Managing Director in the Investment Banking Division of Ladenburg Thalmann & Co. Inc. since June 2002. Prior to joining Ladenburg, Mr. Soich was an independent consultant from November 2001 to June 2002. From August 1999 to October 2001, Mr. Soich was a Managing Director of Corporate Finance at Roth Capital Partners and head of the Structured Finance Group (SFG) and Director of Investment Banking at The Boston Group in Los Angeles. Mr. Soich started his career as a tax and corporate attorney in New York City with Shearman & Sterling and Deloitte, Haskins & Sells, advising investment banking clients and LBO fund clients in tax and financial structuring. Mr. Soich holds a BSBA, MBA, and JD, with honors, from Drake University and an LLM, in Taxation, from New York University. Mr. Soich is a Certified Public Accountant in Iowa and Attorney in New York and Iowa.

         Steven C. Berger. Steven Berger has been chief financial officer of Global/CHC Worldwide LLC, a chemical coatings company, since February 2004. From October 1999 to present, Mr. Berger has been President of Morgan Harris & Co., where he was involved in equity trading. From June 2000 to June 2003, Mr. Berger was chief financial officer of Virtual BackOffice Inc., a company that provides "virtual" secretarial services. Mr. Berger graduated from Boston University with a BS in Business Administration with a concentration in Finance.

         Each director will be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting.

                The Board Recommends You Vote "FOR" the Election
                   of each of Anthony Soich and Steven C. Berger

Current Class II Director

         Jeffrey A. Stahl. Dr. Jeffrey Stahl is a medical doctor in private practice in the area of non-invasive cardiology since May 2000. From January 1996 until May 2000, Dr. Stahl was the Director of Non-Invasive Cardiology at St. Francis Hospital in Roslyn, New York. Dr. Stahl graduated from Boston University with a BA and from Albert Einstein College of Medicine with an MD.

Current Class III Directors

         Andrew Brown. Andrew Brown was appointed our Chief Executive Officer and Chairman of the Board in April 2004. Prior to this appointment, Mr. Brown served as our President and Chief Operating Officer since October 2003. Prior to such appointment, Mr. Brown was an employee and affiliate of External Affairs, Inc., which was a consultant to us from August 2001 to April 2004. External Affairs is a consulting firm focused on investor relations, financing and strategic advice to small public and private companies. Prior to working for External Affairs, from July 1997 to August 2001, Mr. Brown served as president and chief investment officer of CounterPoint Capital Management, an investment fund focused on small public and private companies. Mr. Brown graduated from Queens College with Honors, with a BA in Economics and Accounting, and from New York University's Stern School of Business, with an MBA in Finance, International Business and Economics. Mr. Brown is a licensed certified public accountant.

         Steven A. Shorr. Since December 2001, Mr. Steven Shorr has operated his
own  accounting   practice  providing   businesses  and  individuals  with  tax,
accounting and consulting  services.  From July

2001 through November 2001, Mr. Shorr was a manager with Jeffrey A. Getzel & Co. LLP, an accounting practice. From April 2000 to April 2001, Mr. Shorr served as controller of CounterPoint Capital Management, LLC, an investment fund with holdings in small public and private companies. Prior to that he was a manager for a public accounting firm with a specialization in real estate, Cavalcante & Company, CPAs. Prior to that, Mr. Shorr served as a fraud investigator for Commonwealth Land Title Insurance Company. He began his professional career as an accountant with the real estate specialty firm of Kenneth Leventhal & Company. He graduated from Queens College, with Honors, with a BA in Accounting. He is a member of the New York State Society of Certified Public Accountants.

Current Executive Officers who are not Directors

         Ronald C. Munkittrick was appointed as our Chief Financial Officer and Secretary, effective October 12, 2004. Mr. Munkittrick has been our consultant since early June 2004 and was a consultant to other entities from December 2003 through June 2004. Previously, Mr. Munkittrick served as chief financial officer of Cape Success LLC, a staffing and information technology consulting company, from September 2001 through November 2003, chief financial officer of Decima Ventures, a venture capital company, from April 2001 through September 2001, chief financial officer of Site59.com, an online travel company, from April 2000 to April 2001, and vice president of finance of Genesis Direct, a direct marketing company, from November 1995 to April 2000.

         Nancy L Duncan. Nancy Duncan joined our company in November 2003 as Executive Vice President in connection with our acquisition of the Frontline business. Prior thereto, Ms. Duncan was president and co-founder of Frontline Communications and Frontline Physicians Exchange since its inception in 1996. Ms. Duncan has over 25 years of experience in healthcare management. Ms. Duncan attended the University of Indianapolis. Ms. Duncan's employment with us was terminated on September 30, 2004 in connection with the sale of our OnRamp business. See "Executive Compensation - Employment Agreements" and "Certain Relationships and Related Transactions".

         Louis E. Hyman. Louis Hyman joined us in May 2001 as Executive Vice President and Chief Technology Officer, and acted as interim Chief Technology Officer for the two months prior thereto, while he was performing consulting work for us. From November 2000 until joining us, Mr. Hyman was president and chief executive officer of Ideal Technologies, Inc., a healthcare integration consulting firm. From 1999 to November 2000, Mr. Hyman was vice president for information technology at WedMd Corporation and its predecessor companies. For more than eight years prior to 1999, Mr. Hyman was vice president and director of development for LaPook Lear Systems, Inc., a predecessor of WebMD, Inc. Mr. Hyman graduated from St. John's University summa cum laude where he earned a BS degree in Computer Science.

Compensation of Directors

         Commencing July 2003, we implemented a policy to make a $1,000 payment to each non-employee director for attendance at each board and committee meeting. We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in connection with their attending meetings of our board of directors.

         On July 19, 2004, the date of their respective appointment as independent members of our board of directors, we granted a five-year option to each of Mr. Anthony Soich and Mr. Steven Shorr to purchase 200,000 shares of our common stock at an exercise price of $0.16 per share, vesting following an initial period of six months from the date of grant in eight quarterly installments of 25,000 option shares.

         On May 25, 2004, we entered into independent director retainer agreements with Mr. Steven Berger and Jeffrey Stahl, M.D., both independent members of our board of directors. Pursuant to these agreements, each independent director was granted a five-year option to purchase 200,000 shares of our common stock at an exercise price of $0.19 per share, vesting following an initial period of six months from the date of grant in eight quarterly installments of 25,000 option shares, and will be paid a quarterly fee of $7,500 in arrears, except that the quarterly payments due on August 25, 2004 and November 25, 2004 were paid in advance through the issuance of 78,947 performance shares of our common stock, which will vest as to 50% on each of such dates.

         Concurrently with the resignations of Messrs. J.D. Kleinke and David Friedensohn as directors in April 2004, we fully vested Mr. Kleinke's option and Mr. Friedensohn's option, each of which option was granted on October 7, 2003, to purchase 200,000 shares of our common stock at an exercise price of $0.50 per share, and paid each of them the sum of $40,000 in consideration of the surrender of such option to us for cancellation. Concurrently with such resignation, Mr. Friedensohn was also paid a cash fee of $5,750 for consulting services previously rendered to us.

         Concurrently with Mr. Sam Havens' resignation as a director in April 2004, we fully vested each of his four outstanding options to purchase 200,000, 40,000, 120,000 and 200,000 shares of our common stock at an exercise price of $0.42 per share, $0.70 per share, $0.69 per share and $0.25 per share, which we had granted to him on October 1, 1999, January 22, 2002, November 22, 2002 and on July 7, 2003, respectively, and paid him the sum of $90,000 in consideration of the surrender to us for cancellation of his July 7, 2003 option to purchase 200,000 shares of our common stock. Concurrently with such resignation, Mr. Havens was paid a fee of $40,000 for consulting services previously rendered to us through the issuance of 57,143 shares of our common stock.

         On November 20, 2003, our board of directors approved the immediate vesting of all outstanding options and the immediate lapsing of restrictions on all restricted stock of Messrs. Darryl Cohen, our former Chief Executive Officer and Chairman of our Board of Directors, and Mr. Brown as consideration for their pledging their shares of stock to secure a loan to us, which has since been repaid.

         On October 7, 2003, we granted Messrs. Brown and Dr. Stahl options to purchase 200,000 shares of our common stock at an exercise price of $0.50 per share, the closing price of our common stock on the American Stock Exchange on such date. Such options vest on October 6, 2004, provided the optionee is a member of our board of directors on such date.

         In August 2003, we paid $70,000 for the year commencing July 1, 2004 to Mr. Patrick Jeffries, a former director, as partial payment of a $90,000 fee for services for the year ended June 30, 2003. In connection with his October 2003 resignation, we agreed to the immediate vesting of all of the options and stock grants to Mr. Jeffries.

         On July 18, 2003 we made a payment of $1,000 to each of Messrs. Havens and Jeffries and Mr. Guy Scalzi, a former director, for their attendance at our July 2003 Board of Directors meeting.

         On January 6, 2003, the expiration date of warrants to purchase 600,000 shares of our common stock which were originally issued to Mr. Darryl Cohen, our former Chief Executive Officer and Chairman of our Board of Directors in connection with our 1999 Preferred Stock Series C financing was initially extended from April 1, 2003 until August 1, 2004. On July 10, 2003, when the closing price of our common stock on the American Stock Exchange was $0.34 per share, each of our then directors was granted options to purchase shares of our common stock at an exercise price of $0.25 per share. Such options were granted as follows: (a) Mr. Havens received options to purchase 200,000 shares of common stock; (b) Mr. Cohen received (i) options to purchase an aggregate of 3 million shares of common stock, and (ii) options to purchase 1 million shares of common stock, all of which options were fully vested on November 20, 2003; (c) Patrick Jeffries, a former director, received options to purchase an aggregate of 1,300,000 shares of common stock, all of which have vested in connection with his resignation; (d) Mr. Brown received options to purchase an aggregate of 1,500,000 shares of our common stock, all of which have vested; and (f) Guy Scalzi, a former director, received options to purchase 200,000 shares of our common stock which terminated unvested upon Mr. Scalzi's resignation from the Company on September 15, 2003 according to the terms of the option. In addition, on such date, an affiliate of Mr. Brown received 500,000 shares of our common stock for services rendered to us by Mr. Brown on behalf of such affiliate. With respect to Messrs. Cohen, Brown and Jeffries, we have agreed to pay all income tax obligations incurred by such persons as a result of their foregoing July 2003 option grants, so that such person will have no income tax liability as a result of such grant. We have accrued an aggregate of $278,000 for such purpose.

         See also "Executive Compensation - Compensation Plans."

Certain Information About the Board of Directors and Committees of the Board

         The Board of Directors is responsible for the management of the Company. During the fiscal year ended December 31, 2003, the Board of Directors of the Company held eleven meetings. During the year ended December 31, 2003, each director attended at least 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of committee meetings held during the period he served on such committee.

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Among other things, the Audit Committee reviews the financial reports and other financial information provided by the Company to any governmental body and the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board may from time to time adopt; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee also recommends to the Board the selection of the independent auditors and approves fees and other compensation to be paid to the independent auditors. The Audit Committee operates under a written charter adopted by the Company's Board of Directors which comports with the standards of the Securities and Exchange Commission and American Stock Exchange ("AMEX") requirements for independent audit committees. The Audit Committee annually reviews and assesses the charter and will, if it determines it appropriate, recommend changes to the charter to the entire Board of Directors. The Audit Committee currently consists of Steven C. Berger, Anthony Soich and Steve Shorr, each of whom meets the independence requirements for audit committee members under the listing standards of the Securities and Exchange Commission and AMEX. Prior to their resignations the Audit Committee consisted of J.D. Kleinke, David Friedensohn and Samuel Havens. During the fiscal year ended December 31, 2003, the Audit Committee met five times. A report of the Audit Committee appears under the caption "Report of the Audit Committee" below.

         The function of the Compensation Committee is to review and recommend to the Board of Directors the appropriate compensation of executive officers of the Company and to grant options and other securities under, and to administer, the Company's stock incentive plans. The Compensation Committee currently consists of three independent members of our Board of Directors. The Compensation Committee met one time during the fiscal year ended December 31, 2003.

         The function of the Nominating Committee is to select and recommend to the Board of Directors appropriate candidates for election to the Company's
Board  of  Directors.   The  Nominating  Committee
currently consists of two independent members of our Board of Directors. A current copy of the Nominating Committee's charter is available on our website at www.ramp.com.

         The independent members of the Board of Directors will consider nominees recommended by stockholders of the Company. For future elections, stockholders may forward the name, address and biographical information of a potential nominee to "Nominating Committee of the Board of Directors of Ramp Corporation, c/o Ramp Corporation, 33 Maiden Lane, 5th Floor, New York, New York 10038". This procedure for stockholder nominees was implemented by the Board of Directors on September 15, 2004.

         Stockholders may send communications to the Board of Directors by mailing such communication to "Board of Directors of Ramp Corporation, c/o Ramp Corporation, 33 Maiden Lane, 5th Floor, New York, New York 10038".

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with the Company's management and independent registered public accounting firm. The Audit Committee discussed with BDO Seidman, LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has also received and reviewed the written disclosures and letter from that firm required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed its independence with representatives of the firm.

         The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's financial information, systems of internal controls and financial reporting process. With the adoption of the Sarbanes-Oxley Act of 2002 and the resulting Securities and Exchange Commission regulations, the Committee's responsibilities have increased to include the appointment, oversight and compensation of the Company's independent registered accounting public.

         In carrying out its duties, the Committee provides an open avenue of communications between the Board of Directors, management and the Company's independent registered public accountants. Our independent registered public accountanting firm is ultimately accountable to the Board and the Committee and are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The Audit Committee discusses with the Company's independent registered public accounting firm the overall scope and plans for their audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee operates under a written charter approved by the Board of Directors, which specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities.

         Based upon the Audit Committee's review and discussions with management and the independent registered public accounting firm referred to above and the Audit Committee's review of the representations of management and the report of the independent registered public accounting firm, (a) Mr. David Friedensohn (former audit committee member), (b) Mr. Samuel Havens (former audit committee member), and (c) Mr. J.D. Kleinke (former audit committee member) to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                               David Friedensohn (former audit committee member) Samuel Havens (former audit committee member) J.D. Kleinke (former audit committee member)

         Each of J.D. Kleinke, David Friedensohn and Samuel Havens resigned as directors and members of the Audit Committee in April, 2004. The foregoing
report  was  issued  prior  to  their  resignations.   In  accordance  with  the
requirements of the American Stock Exchange, the current Audit Committee consists of three independent directors, namely Steven C. Berger, Steven A. Shorr and Anthony Soich.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon our review of Forms 3, 4 and 5 filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a review of written representations received by us, no person who at any time during the fiscal year ended December 31, 2003 was a director, executive officer or beneficial owner of 10% or more of the outstanding shares of our common stock failed to file, on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act, except that (a) Darryl Cohen (a former officer and director) filed a Form 4 relating to the acquisition of stock as bonus compensation and relating to the gift of stock from a family trust to a trust for his child, one day late, (b) Arthur Goldberg (a former officer) filed a Form 4 relating to the grant of stock options late, (c) Patrick Jeffries (a former director) filed a Form 4 relating to the grant of stock options late, (d) Guy Scalzi (a former director) filed a Form 4 relating to the grant of stock options late, (e) Mark Lerner (a former officer) failed to file a Form 4 relating to stock received in a private placement, and (f) Paul Hessinger (a former officer) filed a Form 3 and a Form 4 relating to his appointment as Executive Vice President and to the grant of stock options late.

                             EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth information concerning compensation for services in all capacities to the Company for the three years ended December 31, 2003, awarded or paid to, or earned by our chief executive officer, the two most highly compensated executive officers who earned more than $100,000 in 2003 who were serving as such at December 31, 2003 and two additional executive officers who would otherwise have been included had they remained executive officers at December 31, 2003 (the "Named Officers").


                                                    Summary Compensation Table
                                                    --------------------------

                                          Annual Compensation                     Long-Term Compensation
                                          -------------------                     ----------------------
Name and Principal                                                               Restricted      Securities          All Other
Position                      Year    Salary        Bonus      Other             Stock Awards  Underlying Options    Compensation
--------                      ----    ------        -----      -----             ------------  ------------------    ------------
Darryl R. Cohen               2003    $262,644    $150,000   $10,685(1)          $340,000(2)     3,000,000                 -
Chairman and Chief            2002    $ 42,404        -          -                               1,740,000(3)        $ 81,933(4)
Executive Officer             2001       -            -          -                                    -                    -
(former)

James Q. Gamble (5)           2003    $128,665        -          -                                    -                     -
Executive Vice President      2002       -            -          -                                    -                     -
and Chief Operating           2001       -            -          -                                    -                     -
Officer (former)

                                          Annual Compensation                     Long-Term Compensation
                                          -------------------                     ----------------------
Name and Principal                                                               Restricted      Securities          All Other
Position                      Year    Salary        Bonus      Other             Stock Awards  Underlying Options    Compensation
--------                      ----    ------        -----      -----             ------------  ------------------    ------------

Arthur L. Goldberg(6)         2003    $117,225        -          -                                  60,000                  -
Executive Vice President      2002       -            -          -                                    -                     -
and Chief Financial           2001       -            -          -                                    -                     -
Officer (former)

Paul R. Hessinger             2003    $100,000    $ 25,000       -                                 320,000                  -
Executive Vice President      2002       -            -          -                                    -                     -
(former)                      2001       -            -          -                                    -                     -

Louis E. Hyman                2003    $217,865    $ 15,000       -                                 500,000                  -
Executive Vice President      2002    $211,860        -          -                                 125,000                  -
and Chief Technology          2001       -            -          -                                 250,000           $156,625(7)
Officer                       -

------------------
(1)  Includes  automobile   allowance  and  life  insurance  premiums  for  such
     executive.

(2) Indicates grant date value of award of 1,000,000 shares of restricted stock which vesting was accelerated in full on November 20, 2003.

(3) Does not include options to acquire 480,000 shares, which were subsequently cancelled ab initio.

(4) Mr. Cohen joined as our chief executive officer in September 2002. Prior to that time, Mr. Cohen served as a consultant to us. "All Other Compensation" includes consulting fees paid to Mr. Cohen.

(5)  Mr. Gamble's employment with us terminated in May 2003.

(6) Mr. Goldberg's employment with us terminated in November 2003. Does not include any commissions paid to Tatum CFO Partners, LLP, of which Mr. Goldberg was a partner. See Certain Relationships and Related Transactions.

(7) During 2001, Mr. Hyman, through an affiliated entity, served as a consultant to us before he became a full time employee and executive officer in May 2001, and his affiliated entity received $156,625 for his services, which is included in All Other Compensation. Mr. Hyman also received a grant of options to purchase 20,000 shares for his consulting services, which are included in the 250,000 options granted in 2001.

         Option Grants Table. The following table sets forth information on grants of stock options during fiscal 2003 to the Named Officers. All such options are exercisable to purchase shares of Common Stock. No stock appreciation rights ("SARs") were granted during such period to such persons.


                                              Options Granted in 2003
                                              -----------------------

                             Number of                                                               Grant Date
                            Securities       Percentage of Total                                  Valuation under
                            Underlying        Options Granted to    Exercise Price Expiration      Black-Scholes
Name                      Options Granted     Employees in 2003      (per share)      Date      Pricing Method (1)
------------------------------------------------------------------------------------------------------------------
Darryl R. Cohen(2)               3,000,000          26.3%               $0.25        7/10/08         $881,589
James Q. Gamble                          0            -                   -             -                -
Arthur L. Goldberg(3)               60,000           0.5%               $0.44        10/1/08          $29,528
Paul R. Hessinger(4)               320,000           2.8%               $0.34        7/10/08          $88,327
Louis E. Hyman(5)                  500,000           4.4%               $0.44       10/03/08         $165,233


--------------
(1) The Black-Scholes option-pricing model estimates the option's fair value by considering the following assumptions: (a) the option's exercise price and expected life; (b) the underlying current market price of our common stock and expected volatility; (c) expected dividends; and (d) the risk free interest rate corresponding to the term of the option. The values in the table use an expected volatility up to 114.85%, a risk-free rate of 2.25%, no dividend yield and anticipated exercise at the end of the option term.

(2) Represents a five-year option all of which shares subject to such option became fully vested in November 2003.

(3) Represents a five-year option, 50% of which shares subject to such option vested upon the filing of our Quarterly Report on Form 10-Q for the period ended September 30, 2003 and 50% of which vested upon the filing of our Annual Report on Form 10-K for the period ended December 31, 2003.

(4) Represent a five-year option of which 80,000 shares subject to the option vested on the date of grant and 80,000 shares vested on each of September 30, 2003, December 31, 2003 and March 31, 2004.

(5) Represents a five-year option of which 250,000 shares subject to the option vested on the date of grant and 250,000 shares vest in eight equal three-month installments of 31,250 shares each, beginning December 31, 2003, in each case provided that Mr. Hyman is in our employ at that time.


                    Aggregated Option Exercises in 2003 and Fiscal Year-End Option Values
                    ---------------------------------------------------------------------

                                               Number of Shares Underlying Unexercised     Value of Unexercised In-the-Money
                                                       Options at 12/31/03                       Options at 12/31/03 (1)
                                                       -------------------                       -----------------------
                          Shares
                         Acquired    Value
Name                   on Exercise  Realized      Exercisable      Unexercisable            Exercisable      Unexercisable
----                   -----------  --------      -----------      -------------            -----------      -------------
Darryl R. Cohen             0          0           3,000,000             0                    $870,000             -
James Q. Gamble             0          0               0                 0                       -                 -
Arthur L. Goldberg          0          0             30,000           30,000                   $3,000            $3,000

                                               Number of Shares Underlying Unexercised     Value of Unexercised In-the-Money
                                                       Options at 12/31/03                       Options at 12/31/03 (1)
                                                       -------------------                       -----------------------
                          Shares
                         Acquired    Value
Name                   on Exercise  Realized      Exercisable      Unexercisable            Exercisable      Unexercisable
----                   -----------  --------      -----------      -------------            -----------      -------------

Paul R. Hessinger           0          0            240,000           80,000                  $48,000           $16,000
Louis E. Hyman              0          0            636,250           218,750                 $28,125           $21,875

There were no exercises of options by Named Officers in fiscal year 2003.

(1) The dollar values represent the difference between $0.54 per share, the closing price of our common stock on December 31, 2003, and the exercise price per share of the respective stock options, multiplied by the number of shares subject to the stock option.

         Options to purchase 317,500 shares of our common stock were exercised in 2003.

         The Company currently has no retirement, pension or profit-sharing program for the benefit of its directors, executive officers or other employees. The Company has a 401(k) plan for its employees, but does not make any contributions to the plan.


Employment Agreements

         On June 1, 2004, the Company entered into an employment agreement with Andrew Brown, our Chairman of the Board, President and Chief Executive Officer. During the employment period, which will end on June 30, 2006, Mr. Brown will be paid a base salary at an annual rate of $240,000 per year; provided that, during the six-month period ending November 30, 2004, Mr. Brown will be paid a base salary at the rate of $120,000 per year and receive a retention bonus of three times the amount of his reduction in pay payable in the form of shares of our common stock, but only if he either remains employed as our Chief Executive Officer on November 30, 2004, is terminated before that date without "cause" or resigns before that date for "good reason". The employment agreement also provides for the payment of performance-based bonuses tied to the growth of gross revenues, the grant of up to 6,000,000 options under our 2004 Plan, with an exercise price of $0.18 per share, and the issuance to Mr. Brown of a warrant whereby he will be entitled to purchase up to one-nineteenth of the outstanding shares of our common stock, at an exercise price to be determined. The employment agreement also provides that in the event that Mr. Brown's employment is terminated for good reason within six months or his employment is terminated within one year without cause after any person or group acquires more than 25% of the combined voting power of our then outstanding common stock, all of Mr. Brown's options will become fully vested and immediately exercisable and Mr. Brown will be paid an amount equal to twice his annual base salary and twice his bonus compensation received during the twelve months immediately preceding the date of termination of Mr. Brown's employment; provided that if the change in control resulted from the sale of Ramp for less than $31 million, the payments to Mr. Brown will be in amounts as described above in this paragraph as if the word "twice" had been deleted.

         Louis E. Hyman, our Executive Vice President and Chief Technology Officer, has a one-year employment agreement, currently ending on September 30, 2004, which is renewable for additional one-year periods. The agreement, which provided for the grant of a $15,000 bonus to Mr. Hyman on or before September 30, 2003, provides that Mr. Hyman will be compensated at an annual salary of $190,000. The agreement also provides for the grant of options to purchase an aggregate of 500,000 shares of our common stock, of which (i) options for 250,000 shares vest on the grant date, and (ii) options for 250,000 shares vest in eight equal three-month installments, the first of which vests on December 31, 2003, in each case provided that Mr. Hyman is in our employ at such time. Such options were granted on October 3, 2003 at an exercise price of $0.44, the closing price of our common stock on that date on the American Stock Exchange. The agreement provides that, upon the occurrence of a change in control of our company, all options described in the agreement will be deemed fully vested and exercisable. The agreement is terminable by either us or Mr. Hyman for any reason on ninety days notice. In June 2004, the Company entered into an amendment of our employment agreement with Mr. Hyman, which provides that in the event that Mr. Hyman's employment is terminated within one year without cause after any person or group acquires more than 25% of the combined voting power of our then outstanding common stock, all of his options will become fully vested and immediately exercisable and he will be paid an amount equal to twice his annual base salary and twice his bonus compensation received during the twelve months immediately preceding the date of termination of his employment; provided that if the change in control resulted from the sale of the Company for less than $31 million, the payments to Mr. Hyman will be in amounts as described above in this paragraph as if the word "twice" had been deleted.

         Nancy L. Duncan, our Executive Vice President, had a two-year employment agreement ending on November 3, 2005, which was renewable for additional one-year terms. The agreement provided that Ms. Duncan will be compensated at an annual base salary of $140,000. The agreement was terminable by either us or Ms. Duncan for any reason on ninety days notice. In connection with the sale of our OnRamp business on September 30, 2004, the employment agreement with Ms. Duncan was terminated.

         Prior to his resignation on September 8, 2004, Mitchell M. Cohen, our former Executive Vice President, Chief Financial Officer and Secretary, had a one-year employment agreement with us which has been terminated. The agreement provided that Mr. Cohen will be compensated at an annual base salary of $180,000. The agreement also provided for the grant of options to purchase an aggregate of 400,000 shares of our common stock at an exercise price of $0.44 per share, which options vest in eight equal three-month installments, the first of which vested on December 31, 2003, in each case provided that Mr. Cohen is in our employ at such time. The agreement was terminable by either us or Mr. Cohen for any reason on ninety days notice. If Mr. Cohen is terminated by us without cause, he will be entitled to his base salary for three months or the balance of the initial term, whichever is less. In June 2004, the Company entered into an amendment of our employment agreement with Mr. Cohen, which provided that in the event that Mr. Cohen's employment is terminated within one year without cause after any person or group acquires more than 25% of the combined voting power of our then outstanding common stock, all of his options will become fully vested and immediately exercisable and he will be paid an amount equal to twice his annual base salary and twice his bonus compensation received during the twelve months immediately preceding the date of termination of his employment; provided that if the change in control resulted from the sale of the Company for less than $31 million, the payments to Mr. Cohen will be in amounts as described above in this paragraph as if the word "twice" had been deleted.

         Prior to the termination of his employment, Paul R. Hessinger, our former Executive Vice President, had a one-year employment agreement ending on May 31, 2004. The agreement provided that Mr. Hessinger will be compensated at an annual base salary of $200,000. The agreement also provided for Mr. Hessinger to receive (a) a cash bonus of $25,000 payable on or before each of December 10, 2003 and June 10, 2004, and (b) an option to purchase an aggregate of 320,000 shares of our common stock at a price of $0.34 per share (which equaled the market rate of our common stock on the grant date), (i) options to purchase 80,000 shares vested on the date of grant, and (ii) options to purchase 80,000 shares will vest on each of September 30, 2003, December 31, 2003 and March 31, 2004, in each case provided that Mr. Hessinger is in our employ at such date. The agreement is terminable by either us or Mr. Hessinger for any reason on ninety days notice. If Mr. Hessinger is terminated by us without cause prior to May 31, 2004, he will be entitled to his base salary for three months or the balance of the initial term, whichever is less; and if he is terminated without cause thereafter if certain company goals were achieved prior to May 31, 2004, he will be entitled to the greater of (a) any company severance then in effect, or (b) his base salary for three months or for the balance of the then term of the agreement, whichever is less.

         Mr. Darryl R. Cohen, our former Chief Executive Officer and Chairman of the Board of Directors, entered into a settlement and termination agreement with us dated April 25, 2004, pursuant to which, among other things, Mr. Cohen resigned his positions as our Chief Executive Officer and Chairman effective on such date. In connection with the settlement and termination agreement, we agreed to pay Mr. Cohen his base salary and performance bonus, if earned, payable to him through June

30, 2004 under his employment agreement with us dated as of July 1, 2003. In addition, we agreed to immediately vest an aggregate of 1,000,000 performance shares of our common stock under our 2003 Stock Incentive Plan issued to Mr. Cohen and a five year non-qualified stock option to purchase an aggregate of 3,000,000 shares of our common stock.

Change in Control Arrangements

         As set forth above under "Employment Agreements," our employment agreements currently in effect with each of Messrs. Brown and Hyman provide that, upon a change of control of the Company, any unvested options to acquire shares of our common stock which have been granted pursuant to their respective employment agreements, will become fully vested and exercisable.

Compensation Plans

         The Company has the following compensation plans currently in effect: the 1999 Stock Option Plan, the 2003 Stock Incentive Plan, the 2003 Consultants Stock Option, Stock Warrant and Stock Award Plan and the 2004 Stock Incentive Plan (collectively, the "Compensation Plans").

1999 Stock Option Plan.
-----------------------

         In August 1999, the Board of Directors adopted, and in July 2000, stockholders approved, the 1999 Stock Option Plan (the "1999 Plan"), which provides for the grant of incentive stock options ("ISOs") to officers and other employees of the Company and non-qualified options to directors, officers, employees and consultants of the Company. Options granted under the plan generally vest over a period of one or more years and expire at various times up to ten years. ISOs are granted at a price equal to the market value on the date of grant. The Board of Directors reserved 13,000,000 shares of common stock for granting of options under the 1999 Plan. If any option granted under the plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable, the un-purchased shares subject to such options becomes available again for grants of options under the plan. The aggregate fair market value of the common stock to which ISOs are exercisable for the first time by any employee during any calendar year cannot exceed $100,000. Any options granted in excess of that amount will be granted as non-qualified options. The Board of Directors may terminate or amend the plan in any respect at any time; provided, that the Board may not amend the following aspects without shareholder approval: (a) increase total number of shares issuable under the plan; (b) modify eligibility for grants of ISOs; (c) modify exercise prices of shares under ISOs; and (d) extend the expiration date of the plan.

2003 Stock Incentive Plan.
--------------------------

         In February 2003, the Board of Directors adopted, and in May 2003, stockholders approved, the 2003 Stock Incentive Plan (the "2003 Plan"), which provides for the grant of ISOs, supplemental stock options, stock appreciation rights and performance shares to directors, officers, employees, consultants and advisors of the Company and its subsidiaries. Options granted under the plan generally vest over a period of one or more years and expire at various times up to ten years. Upon exercise, shares will be issued upon the payment of the exercise price in cash, by delivery of shares of common stock, options or a combination of these methods. ISOs are granted at a price equal to the market value on the date of grant. The Board of Directors reserved 10,000,000 shares of common stock for grants under the 2003 Plan. No one (1) person participating in the 2003 Plan may receive option or other awards for more than 4,000,000 shares of common stock in any calendar year. If any of the options or stock appreciation rights or performance shares granted under the plan expire or terminate for any reason before they have been exercised in full, the unissued shares subject to such options or stock appreciation rights or performance shares shall again be available. The aggregate fair market value of the common stock to which ISOs are exercisable for the first time by any employee during any calendar year cannot exceed $100,000. The performance shares, at the discretion of the plan administrator and contingent upon the achievement of specified performance objectives within a specified performance objective period, may be made in any combination of common stock, cash and notes.

2003 Consultants Stock Option, Stock Warrant and Stock Award Plan.
-----------------------------------------------------------------

         In October 2003, the Board of Directors, and in December 2003 stockholders approved, the 2003 Consultants Stock Option Warrant and Stock Award Plan (the "2003 Consultants Plan"), which provides for the grant of non-qualified options, warrants, restricted stock and unrestricted stock to consultants of, or other natural persons who provide bona fide services, other than services in connection with the offer or sale of the Company's securities in a capital raising transaction to, the Company. The Board of Directors reserved 5,000,000 shares of common stock for grants under the 2003 Consultants Plan. If any option or warrant expires or is cancelled prior to its exercise in full, the shares subject to such option or warrant may again be made subject to an option or warrant or awarded as restricted common stock or unrestricted common stock under the plan. Under the plan, the Board has sole and absolute discretionary authority to determine who are to receive warrants, options, restricted common stock, or unrestricted common stock under the plan; the number of shares of common stock to be covered by such grant or such options or warrants and the terms thereof; and the type of common stock granted--restricted common stock, unrestricted common stock or a combination of restricted and unrestricted common stock. The Board has the discretionary authority to prescribe, amend and rescind rules and regulations relating to the plan, to interpret the plan, to prescribe and amend the terms of the option or warrant agreements and to make all other determinations deemed necessary or advisable for the administration of the plan. The plan also allows the Board to pay consultants' fees in unrestricted common stock in lieu of cash.

2004 Stock Incentive Plan.
--------------------------

         In October 2003, the Board of Directors adopted, and in December 2003 stockholders approved, the 2004 Stock Incentive Plan (the "2004 Plan"), which provides for the grant of ISOs, supplemental stock options, stock appreciation rights and performance shares to directors, officers, consultants and advisors of the Company and its subsidiaries. ISOs granted under the plan generally vest over a period of one or more years and expire at various times up to ten years. Upon exercise, shares will be issued upon the payment of the exercise price in cash, by delivery of shares of common stock, options or a combination of these methods and expire up to ten years after the date of grant. ISOs are granted at a price equal to the market value on the date of grant. The Board of Directors reserved 15,000,000 shares of common stock for grants under the 2004 Plan. No one (1) person participation in the 2004 Plan may receive option or other awards for more than 3,000,000 shares of common stock in any calendar year. If any of the options or stock appreciation rights or performance shares granted under the plan expire or terminate for any reason before they have been exercised in full, the unissued shares subject to such options or stock appreciation rights or performance shares shall again be available. The aggregate fair market value of the common stock to which ISOs are exercisable for the first time by any employee during any calendar year cannot exceed $100,000. The performance shares, at the discretion of the plan administrator and contingent upon the achievement of specified performance objectives within a specified performance objective period, may be made in any combination of common stock, cash or notes.

         As of September 23, 2004, a total of 5,912,331 shares of the Company's common stock are available for future issuance under the Company's Compensation Plans.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2003 until October 10, 2003, Messrs. Scalzi and Havens and Joan Herman served on our Compensation Committee. Thereafter, our Compensation Committee consisted of Mr. Friedensohn and Dr. Stahl, none of whom were officers or employees of our Company or our subsidiaries or had any relationship regarding disclosure under Item 404 of Regulation S-K during or prior to 2003.

         In 1999, we entered into agreements with WellPoint Pharmacy Management to implement a pilot program for the introduction of Cymedix(R) software to healthcare providers identified by WellPoint. After the required testing of the software, the agreements provide for a production program to install the software broadly among WellPoint managed providers. One of the agreements provided that we nominate a representative of WellPoint to our Board of Directors. Joan E. Herman, a former director, was the initial WellPoint representative. WellPoint has agreed to waive its right to designate a representative to our Board so long as we do not have a representative on our Board from a WellPoint competitor. Such agreement also provided that WellPoint would be granted warrants evidencing the right to purchase up to 6 million shares of our common stock, which warrants have expired prior to exercise on September 8, 2004. Mr. Jeffries, a former director, has been a consultant to WellPoint.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

Overview and Philosophy

         The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         The objectives of the Company's executive compensation program are to:

                  o     Support the achievement of desired Company performance

                  o Provide compensation that will attract, motivate and retain superior talent

                  o Reward individuals for advancing business strategies and aligning Company interests with those of stockholders

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the healthcare technology and software industries, as well as with a broader group of companies of comparable size and complexity.

         All determinations as to the compensation of an executive officer who is also a member of the Board of Directors is made on an individual basis by the Board of Directors, based on the recommendations of the Compensation Committee. The executive officer who is also a member of the Board of Directors does not participate in the Board's determination of such executive officer's own compensation. In making its decisions as to base salary, the Board of Directors considers the executive's performance and responsibilities, inflationary trends, competitive market conditions and other subjective factors, without ascribing specific weights to these factors. Bonuses are based upon the Company's performance, as well as the executive's overall performance, contribution toward achieving eventual profitability for the Company, the Company meeting corporate objectives, and, in certain instances, meeting specific corporate goals or completing specific programs or projects. The compensation of executive officers who are not members of the Board of Directors is determined by senior management utilizing similar subjective criteria, after consultation with the Compensation Committee.

Executive Officer Compensation Program

         The Company's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options and restricted stock, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company.

Base Salary

         Base salary levels for the Company's executive officers are competitively set relative to companies in the healthcare technology industry. In determining salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company.

Stock Incentive Program

         The stock incentive program is the Company's long-term incentive plan for providing an incentive to officers, directors, employees and others.

         The Company's stock incentive plans authorize the Compensation Committee to award officers, directors, employees and others stock options and restricted stock. Options granted under the Company's stock incentive plans may be granted containing terms determined by the Committee, including exercise period and price; provided, however, that each stock incentive plan requires that exercise price of a stock option may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.

Benefits

         The Company provides, medical and pension benefits to executive officers that generally are available to Company employees.

Bonus

         The Company provides bonuses based on performance and/or a change of control of the Company to certain executive officers. During fiscal 2003 Darryl Cohen, Paul Hessinger and Louis Hyman received a bonus. The rationale behind any discretionary bonus is to reward executives for extraordinary performance, or as part of an inducement to join the Company.

Chief Executive Officer Compensation

         In the case of Andrew Brown, the Company's Chief Executive Officer, the Compensation Committee evaluates the performance of the Company, the improvement of the Company's financial position and the Chief Executive Officer's contributions to the Company and its growth as well as the considerations impacting the compensation of executive officers generally described above. Mr. Brown is employed with the Company pursuant to a two-year employment agreement expiring on June 30, 2006. See "Employment Agreements." Except for payments due and owing to Mr. Brown under his employment agreement with the Company, Mr. Brown did not receive any compensation relating to his employment with the Company during fiscal year 2003. Based on Mr. Brown's leadership efforts and commitment to the Company, the Company's 2003 operating performance and the criteria described above, Mr. Brown received a base salary at an annual rate of $240,000 per year; provided that, during the six-month period ending November 30, 2004, Mr. Brown will be paid a base salary at the rate of $120,000 per year and receive a retention bonus of three times the amount of his reduction in pay payable in the form of shares of our common stock, but only if he either remains employed as our Chief Executive Officer on November 30, 2004, is terminated before that date without "cause" or resigns before that date for "good reason".

                                           Steven C. Berger
                                           Steven A. Shorr
                                           Jeffrey A. Stahl
                                           Members of the Compensation Committee

Comparison of Cumulative Total Returns

         The following graph and table compares the performance of our Common Stock with the performance of the AMEX-U.S. Index, as adjusted, which has been provided by the American Stock Exchange, and a custom composite Index (3 stocks) over the five-year period through the end of 2003. The graph and tabular information assume that $100 was invested on December 31, 1998 in each of our Common Stock, the AMEX-U.S. Index and the custom composite Index, with any dividends being reinvested. The graph and table use publicly available information that we have no reason to believe is not accurate; however, we take no responsibility for such information.

         The custom composite Index consists of AllScripts Healthcare Solutions, WebMD Corp. and ProxyMed Pharmacy Inc., companies that we believe offer a better comparison than broader, publicly available indices.

         Value based on an assumed investment of $100 beginning December 31, 1998 (and reinvestment of all dividends, if any).


                                     12/31/1998     12/31/1999    12/31/2000     12/31/2001     12/31/2002    12/31/2003
                                     ----------     ----------    ----------     ----------     ----------    ----------
Ramp Corporation                       $100.00       $2,752.29      $917.43        $642.20        $678.90       $495.41
AMEX U.S. Index (as adjusted)          $100.00         $131.79      $119.77        $109.99        $111.87       $169.84
Custom Composite Index                 $100.00          $86.19       $17.94         $15.16         $17.67        $19.57

Performance Graph

                               [GRAPHIC OMITTED]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since 1996, we had a policy that any transactions with directors or executive officers or any entities in which they are associated as directors or executive officers or in which they have a financial interest, will only be on terms that would be reached in an arm's-length transaction, consistent with industry standards and approved by a majority of our disinterested directors. This policy provides that no such transaction shall be either void or voidable, solely because of such relationship or interest of such directors or officers or solely because an interested director is present at the meeting of the board of directors or a committee thereof that approves such transaction or solely because the interested director's vote is counted for such purpose. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof that approves such a transaction. We have also adopted a policy that prohibits any loans to officers and directors. All of the transactions described below have been approved according to this policy.

         In 1999, we entered into a consulting agreement with Mr. Samuel Havens, our former director, which provides that we pay Mr. Havens $5,000 per month for his consulting services in connection with our marketing efforts. At Mr. Havens' request, we deferred certain of his monthly payments. During 2002, we paid Mr. Havens $20,000 for his services under the agreement. In 2003, we paid Mr. Havens an additional $40,000. As of March 31, 2004, we owed Mr. Havens $40,000, which amount was paid concurrently with Mr. Havens' resignation as a director through the issuance of 57,143 shares of our common stock.

         Upon his resignation from the board of directors on October 10, 2003, we agreed to immediately vest all of Mr. Patrick Jeffries' options and to remove all forfeiture conditions from his forfeitable stock grants.

         Arthur L. Goldberg, our chief financial officer from May 2003 until November 2003, provided his services to us through Tatum CFO Partners, LLP, a national consulting firm of which he is a partner, and which provides the services of financial professionals to businesses. Pursuant to an employment letter between us and Mr. Goldberg, and a Resources Agreement between us and Tatum, both dated May 20, 2003, Mr. Goldberg was compensated by us at a daily rate of $1,250; 16-2/3% of such amount was paid directly to Tatum.

         Until his appointment as our President and Chief Operating Officer in October 2003, Andrew Brown was employed by External Affairs, Inc. In August 2003, we entered into a consulting agreement with External Affairs for a term ending June 30, 2004, under which External Affairs agreed to act as our investor relations and strategy consultant and assist us with our capital raising efforts. The agreement provided for payments to External Affairs of $328,000, and a discretionary bonus potential of up to $275,000 based upon our attaining a specified level of revenue during the term of the agreement. External Affairs received a cash bonus in July 2003 of $50,000 for its services during the year ended June 30, 2003. On October 10, 2003, Mr. Brown was appointed as our President and Chief Operating Officer, and we agreed to reduce the compensation payable to External Affairs under the August 2003 Consulting Agreement by an amount equal to the compensation payable to Mr. Brown as President and Chief Operating Officer. External Affairs was granted 500,000 restricted shares of our common stock in July 2003, which shares were forfeitable if, by January 6, 2004, we had not met certain performance goals, which goals were met. Pursuant to the agreement, External Affairs also received a five-year option to purchase an aggregate of 1,500,000 shares of our common stock at $0.25 per share, of which
(i) options to purchase 500,000 shares vest in 25% increments every three months beginning September 9, 2003 conditioned on Mr. Brown continuing to render services to us at the end of each three-month period, and (ii) options to purchase 1 million shares will vest on July 9, 2008, subject to earlier vesting in June 2004 based upon a formula contained in the agreement. The agreement provides that, upon the occurrence of a change in control of our company, all options described in the agreement will be deemed fully vested and exercisable. The agreement is terminable by either us or External Affairs for any reason on ninety days prior written notice, subject to certain offset rights in the event of termination by External Affairs for other than "good reason". External Affairs has transferred all of its options and restricted shares to Mr. Brown. During 2003, we paid an aggregate of $310,450 to External Affairs in consulting fees.

         During 2003, we issued five-year warrants to purchase (i) 124,000 shares of our common stock at $0.69 per share on April 1, 2003, (ii) 248,000 shares of our common stock at $0.69 per share on June 24, 2003, and (iii) 180,000 shares of our common stock at $0.50 per share on July 1, 2003, to Andrew Brown as compensation for consulting services provided to us under our agreement with External Affairs.

         The brother of Mr. Louis Hyman, our Executive Vice President and Chief Technology Officer, is the president of TekPerts Technologies, Inc., a technology consulting firm. On October 1, 2003, we entered into a one-year consulting agreement with TekPerts Technologies, under which we agreed to pay TekPerts Technologies a monthly consulting fee of $11,667 and to grant an option to purchase an aggregate of 70,000 shares of our common stock at an exercise price of $0.45 per share, the closing price of our common stock on the American Stock Exchange on such date, which options vest as to 8,750 shares quarterly beginning December 31, 2003. The agreement with TekPerts Technologies was terminated by us as of June 1, 2004.

         Andrew Brown's sister is employed by HealthRamp, as a Senior Business Manager, at an annual base salary of $55,000. In October 2003, she was granted options to purchase 50,000 shares of our common stock at an exercise price of $0.44 per share, the closing price of our common stock on the American Stock Exchange on the date of grant.

         Until his termination by us, Darryl Cohen's brother was employed by us as Sales Director, Practice Management System of HealthRamp, at an annual base salary of $72,500. On December 1, 2003, he was granted options to purchase 50,000 shares of our common stock at an exercise price of $0.69 per share, the closing price of our common stock on the American Stock Exchange on the date of grant.

         Prior to his resignation effective on September 8, 2004, Mitchell M. Cohen, our former executive vice president and chief financial officer, had a one-year employment agreement terminating on November 30, 2004. The Agreement provided that Mr. Cohen will be compensated at an annual salary of $180,000. The agreement also provided for the grant of options to purchase an aggregate of 400,000 shares of our common stock in eight equal three-month installments, the first of which vests on December 31, 2003, in each case provided that Mr. Cohen is in our employ at such time. Such options were granted on November 20, 2003 at an exercise price of $0.44 per share, when the closing price of our common stock on that date on the American Stock Exchange was $0.65. If Mr. Cohen had been terminated by us without cause prior to September 30, 2004, he would have been entitled to his base salary for three months. The agreement is terminable by either us or Mr. Cohen for any reason on ninety days notice.

         On November 10, 2003, we completed the purchase of substantially all of the tangible and intangible assets, and assumed certain liabilities of the Frontline Physicians Exchange and Frontline Communications business of The Duncan Group, Inc. We paid (a) $1,567,000 in cash at the closing, (b) $500,000 payable through the issuance of our common stock (approximately 916,000 shares) the resale value of which is guaranteed to the seller under certain conditions,
(c) $1,500,000 payable through the issuance of our common stock (approximately 2,547,000 shares) that will be delivered to the seller only if the revenue of the acquired business exceeds $1 million for all of 2003, (d) a royalty equal to 15% of the gross revenue of the business during 2003 and 2004, (e) up to an additional $1,500,000 payable through the issuance of our common stock based on the number of physician offices that are active customers of the seller who adopt our technology and generate certain revenues to us, and (f) an additional $1,000,000 payable through the issuance of our common stock if the average annual revenue of the acquired business for the calendar years 2003 and 2004 equals or exceeds $1,500,000. Our board of directors approved the purchase of Frontline, which was effectuated as an arm's length transaction, in November 2003. In November 2003, in connection with our acquisition of Frontline, The Duncan Group, Inc. received an aggregate 3,663,004 shares of our common stock, 2,747,253 shares of which were subject to forfeiture if a revenue goal was not met, which has been attained. Ms. Nancy Duncan, our former executive vice president, and M. David Duncan, are husband and wife and together own, indirectly, all of the issued and outstanding stock of The Duncan Group, Inc.

         On September 30, 2004, we closed the transaction pursuant to that certain Asset Purchase Agreement, dated as of September 29, 2004, by and among us, The Duncan Group, Inc., M. David Duncan and Nancy L. Duncan, to sell the assets previously acquired from The Duncan Group, Inc. on November 10, 2003 related to the business of Duncan known as Frontline Physicians Exchange and Frontline Communications. In accordance with the Asset Purchase Agreement, we agreed to sell all of the assets of our Frontline division, now known as the OnRamp division, to The Duncan Group, Inc. in consideration of (i) our receipt of $500,000 in cash paid at closing; (ii) termination of the employment agreement between us and each of M. David Duncan and Nancy L. Duncan; (iii) release and discharge of our obligations to Duncan under that certain Asset Purchase Agreement dated as of November 7, 2003, between the Company and Duncan (the "2003 Purchase Agreement"), to issue to Duncan up to an additional $2,500,000 through the issuance of shares of our common stock upon the achievement of certain financial milestones; (iv) release and discharge of our obligations to Duncan under the 2003 Purchase Agreement to pay Duncan a royalty equal to 15% of the gross revenue of the OnRamp business during 2003 and 2004; and (v) release and discharge of our obligations under the 2003 Purchase Agreement to pay Duncan any shortfall amount following the sale of certain shares of our common stock by Duncan. Our board of directors approved the sale of OnRamp, which was effectuated as an arm's length transaction, on September 29, 2004.

         In connection with our sale of OnRamp, Nancy Duncan's two-year employment agreement with us which provided that Ms. Duncan will be compensated at an annual salary of $140,000 was terminated. In connection with our sale of OnRamp, our employment relationship with M. David Duncan, previously employed by us at an annual salary of $90,000, was terminated.

         ---------------------------------------------------------------

                                   PROPOSAL 2

         AUTHORIZE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
                  INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

         ---------------------------------------------------------------

         The Company's Board of Directors has unanimously adopted resolutions proposing, declaring advisable and recommending that the stockholders of the Company approve an amendment to the Company's Restated Certificate of Incorporation (the "Amendment") to effect a reverse stock split of the Company's Common Stock at a specific ratio of one-for-sixty (the "Exchange Ratio"), at any time, as determined by the Board of Directors of the Company, in its sole business judgment, within a three (3) month period from the date of stockholder approval at the Meeting (the "Reverse Split"). The Company shall provide for the payment of cash in lieu of fractional shares otherwise issuable in connection with the Reverse Split. Following the Reverse Split, there will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of the Common Stock.

         The complete text of the form of the Amendment for the Reverse Split is set forth on Appendix A to this Proxy Statement. The Amendment shall include any non-substantive changes as may be required by the Secretary of State of the State of Delaware. If this Proposal 2 is approved, the Board of Directors will have the authority, for the three month period following the date of stockholder approval at the Meeting, and without any further stockholder approval, to determine the exact timing of the Reverse Split depending upon market conditions and other factors; provided, however, that the Board of Directors may effect only one reverse stock split of the Company's Common Stock. To effectuate the Reverse Split whereby sixty of the Company's presently outstanding shares (the "Old Shares") of Common Stock would be exchanged for one new share (the "New Shares") of Common Stock, the Company will file the Amendment with the Secretary of State of the State of Delaware. Following the Reverse Split, all of the Company's securities convertible into or exercisable for Common Stock will be exercisable or convertible at a higher price for such lesser number of shares of Common Stock for or into which such security was previously exercisable or convertible as determined by the Exchange Ratio and such documents governing such securities. The Board of Directors will also have the authority to determine the exact timing of the Reverse Split, which may occur at any time on or prior to January 18, 2005, without further stockholder approval. The timing will be determined in the sole business judgment of the Board of Directors. See "Purposes of the Reverse Split" below.

         The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to determine not to proceed with the Reverse Split, if, at any time prior to filing the Amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole business judgment, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Split, including, but not limited to, business, transactional and financing developments and the Company's actual and projected financial performance.

         If the stockholders approve this Proposal 2, and the Board of Directors determines to implement the Reverse Split, the Company would communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split, including the timing thereof. If the Board of Directors does not implement the Reverse Split within three months from the date stockholder approval is obtained, the authority granted by the stockholders to the Board of Directors in this Proposal 2 to implement the Reverse Split will terminate.

         Except for changes resulting from the Company's purchase of fractional shares, the Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. Following the Reverse Split, the Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Potential Anti-Takeover Effect

         While the increased proportion of unissued but authorized shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which the Company is aware to accumulate the Company's shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company's Board and stockholders. Other than the reverse stock split proposal, the Company's Board does not currently contemplate recommending the adoption of any other amendments to the Company's Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

Purposes of the Reverse Split

         The Company's Board of Directors believes that the Company must raise additional capital in order to continue operations. The Board of Directors believes that it is necessary and desirable to reduce the number of outstanding shares of Common Stock through a Reverse Split, thereby increasing the number of shares of Common Stock available for issuance to investors in a capital raising transaction and to ensure that the Company has a sufficient number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants, including shares which will be reserved for issuance under its stock incentive plans.

         The Board of Directors has determined that the significant number of shares of Common Stock outstanding, combined with the relatively low per share market price of the Common Stock, has negatively impacted the acceptability of the Common Stock to institutional investors and other members of the investing public. Theoretically the number of shares outstanding should not, by itself, affect the marketability of the Common Stock, the type of investor who acquires it, or the Company's reputation in the financial community. In practice this is not necessarily the case, as many institutional investors look upon low-priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stock. Also, many leading brokerage firms are reluctant to recommend low-priced stock to their clients, and a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from investing or trading in low-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of low-priced stock unattractive to brokers from an economic standpoint. The structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced stock. In addition, option and derivative instrument exchanges prohibit contracts on stocks selling for under certain prices per share. While the Board of Directors could have proposed that stockholders approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, the Board believes that this would not have addressed the concerns of the investment community and would have had the detrimental result of greater franchise taxes and listing fees owed to governmental and regulatory authorities.

         The low price of the Common Stock also threatens its continued listing on the American Stock Exchange ("AMEX"). AMEX requires that listed stocks, among other things, maintain an acceptable market price. On September 13, 2004, Ramp Corporation (the "Company") received a written notice (the "Notice") from the AMEX informing the Company, in relevant part, that the Company is not in compliance with (i) Section 1003(a)(i) of the AMEX rules as a result of stockholder's equity of the Company of less than $2,000,000 and losses from continuing operations and/or net losses in two out of three of its three most recent fiscal years, (ii) Section 1003(a)(ii) of the AMEX rules as a result of stockholder's equity of the Company of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years, (iii) Section 1003(a)(iv) of the AMEX rules whereby, as a result of the Company's substantial sustained losses in relation to its overall operations or its existing financial resources, or its impaired financial condition, it appears questionable, in the opinion of AMEX, as to whether the Company will be able to continue operations and/or meet its obligations as they mature, and (iv) Section 1003(f)(v) of the AMEX rules as a result of the Company's common stock selling for a substantial period at a low price per share. The Notice is not a notice of delisting from the AMEX or a notice by AMEX to initiate delisting proceedings.

         Specifically, the Notice provides that, in order to maintain the listing of the Company's common stock, the Company must submit a plan to the AMEX by October 14, 2004, advising Amex of the action the Company has taken, or the action the Company will take, to bring the Company into compliance with the continued listing standards of the AMEX within a maximum of eighteen months from the date the Notice was received. AMEX will accept the Company's plan if the Company provides a reasonable demonstration of an ability to regain compliance with the continued listing standards within such eighteen month period. If the Company's plan is accepted, the Company will be able to maintain its listing on the AMEX during the plan period for up to eighteen months, subject to periodic review by AMEX to determine whether the Company is making progress in accordance with its plan. The Company's management intends to timely provide AMEX with its plan to achieve compliance with all AMEX listing criteria within such eighteen month period and believes it will be able to maintain its AMEX listing at all times during such eighteen month period.

         Subject to the Company's right of appeal of any AMEX staff determination, AMEX may initiate delisting proceedings, as appropriate, if (i) the Company does not submit a plan, (ii) the Company's plan is not accepted,
(iii) the Company does not make progress consistent with the plan during the plan period, or (iv) the Company is not in compliance with the continued listing standards at the conclusion of the plan period.

         The Board of Directors has determined that the continued listing of the Company's Common Stock on AMEX is in the best interests of the Company and its stockholders. If the Company's Common Stock were delisted from the AMEX, the Board of Directors believes that the liquidity in the trading market for the Common Stock would be significantly decreased which could reduce the trading price and increase the transaction costs of trading shares of the Common Stock. Moreover, the continued listing on AMEX is important to institutional investors and potential third parties for other potential transactions.

         The proposed Reverse Split is intended to result in both the potential for additional financing to the Company as well as a higher per share market price for the Company's Common Stock, which are an integral part of the Company's plan to achieve and maintain compliance with all continued listing requirements of the AMEX.

         Although the Reverse Split is designed to result in a per share market price of the Common Stock equal to sixty times the market price immediately preceding the Reverse Split, some investors may view the Reverse Stock Split negatively since it reduces the number of shares available in the public market and could have an adverse effect on the liquidity of the Common Stock, which could result in an actual per share market price of less than sixty times the market price immediately preceding the Reverse Split. In addition, other reasons such as the Company's financial results, market conditions, the market perception of the Company's business and other factors may adversely affect the market price of the Common Stock. As a result, there can be no assurances that the Reverse Split, if completed, will result in the benefits described above, or that the per share market price of the Common Stock will not decline in the future, which could result in future non-compliance with the share price listing criteria of the AMEX.

         In addition to satisfying the share price requirement of AMEX, the Company will also need to continue to satisfy all other applicable AMEX listing criteria. Therefore, the Company cannot assure its stockholders that it will be successful in meeting the other continued listing criteria of AMEX or that it will be successful in maintaining its listing on the AMEX.

         Although the Reverse Split would not, by itself, affect the Company's assets or prospects, the Reverse Split could result in a decrease in the Company's aggregate market capitalization due to a decrease in the market price of the Common Stock following the effective date. Also, if approved and implemented, the Reverse Split may result in some stockholders owning "odd lots" of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares. The Board of Directors believes, however, that these potential effects are outweighed by the benefits of the Reverse Split discussed above.

         Although the Company has no present plans to engage in any other transaction that would involve the issuance of shares of Common Stock or securities convertible into, or exchangeable for, shares of Common Stock, it is possible that if a financing yields proceeds which are insufficient for the Company's expected needs, the Company might thereafter seek alternative types of transactions which might include a business combination with a third party.

Consequences of Non-Approval of the Proposal

         If this Proposal 2 is not approved, the Company believes that it would be unable to raise capital through equity financings necessary to continue operations and would be unable to achieve compliance with AMEX listing criteria. Given the Company's current financial condition, any delay in the raising of capital would be materially detrimental to the Company's prospects and is likely to cause the Company to cease operations and either declare bankruptcy or dissolve.

Certain Effects of the Reverse Split

         The following table illustrates the principal effects of the Reverse Split on the Company's Common Stock using examples of various reverse stock split ratios:

                                                                     Common Stock           Common Stock
                                            Common Stock             Reserved for           Available for
Ratio of Reverse Split                      Outstanding                Issuance               Issuance
----------------------                      -----------              ------------           -------------
Prior to Reverse Split (1)                  238,354,869              126,139,823               35,505,308

After 1-for-60 Reverse Split                  3,972,581(2)             2,102,330(3)           393,925,089(4)

----------
(1) As of September 23, 2004.

(2) Represents the total number of share of Common Stock outstanding after the Reverse Split, but without giving effect to any changes resulting from the payment of cash in lieu of fractional shares.

(3) Represents the total number of shares of Common Stock reserved for issuance upon exercise of outstanding options, warrants and shares of our convertible preferred stock and convertible debentures and notes after the Reverse Split, but without giving effect to any changes resulting from the payment of cash in lieu of fractional shares.

(4) Represents the total number of shares of Common Stock available for issuance after the Reverse Split, but without giving effect to any changes resulting from the payment of cash in lieu of fractional shares.

         Stockholders should recognize that if the Reverse Split is effectuated they will own a number of shares of Common Stock equal to the number of shares owned immediately prior to the filing of the Amendment with the Secretary of State of the State of Delaware divided by the Exchange Ratio (before adjustment for fractional shares, as described below). Since the number of authorized shares of the Common Stock will not change but the number of outstanding shares of Common Stock would be decreased by virtue of the Reverse Split, the number of shares of Common Stock remaining available for issuance by the Company would increase. If all of such authorized but unissued shares of Common Stock would be issued following a Reverse Split in a ratio equal to 60-to-1, holders of outstanding shares of Common Stock would experience significant dilution. Since the Board of Directors, however, has no present intention to issue all of the shares of Common Stock available for issuance, the effective rate of dilution would be significantly less. See "Purposes of the Reverse Split" above. While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that it will result in the permanent increase in the market price. Also, should the market price of the Common Stock decline, the percentage decline may be greater than would occur in the absence of a Reverse Split. Furthermore, the possibility exists that liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. The Reverse Split will also increase the number of stockholders of the Company who own odd-lots (less than 100 shares is considered an odd-lot). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

         If Proposal 2 is approved by the Company's stockholders, and if the Board of Directors believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the Amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time and the specific Exchange Ratio for the Reverse Split. The Board may delay effecting the Reverse Split until January 18, 2005 without resoliciting stockholder approval. Commencing on the effective date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

         Promptly after the Effective Date, stockholders will be notified that the Reverse Split has been effected. The Company's transfer agent, Computershare Trust Company, Inc., will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent to the stockholders by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Fractional Shares

         No scrip or certificates for fractional shares of Common Stock will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock as reported on the AMEX on the last trading day prior to the Effective Date (or if such price is not available, the average of the last bid and ask prices of the Common Stock on such day or other price as determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

         Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Exchange Agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

No Dissenter's Rights

         Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed Amendment or the Reverse Split.

Federal Income Tax Consequences of the Reverse Split

         The following is a summary of certain material federal income tax consequences of the Reverse Split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or certain other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder should consult with such stockholder's own tax advisor with respect to the consequences of the Reverse Split.

         No gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split (except to the extent of any cash received in lieu of a fraction of a New Share). Cash payments in lieu of a fractional New Share should be treated as if the fractional share were issued to the stockholder and then redeemed by the Company for cash pursuant to Section 302 of the Internal Revenue Code of 1986, as amended. A Company stockholder receiving such payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share (determined as provided below). Such gain or loss will be capital gain or loss if the payment of cash in lieu of the fractional share is undertaken solely for the purpose of saving the Company the expense and inconvenience of issuing and transferring fractional shares, is not separately bargained for consideration and the payment is "not essentially equivalent to a dividend" with respect to the stockholder under the federal income tax law. For this purpose, a payment is not essentially equivalent to a dividend if it results in a "meaningful reduction" in the stockholder's percentage interest in the Company, taking into account the constructive ownership rules and redemptions of fractional shares from all the stockholders. The Internal Revenue Service has ruled publicly that any reduction in the percentage interest of a small minority stockholder in a publicly-held corporation who exercises no control over corporate affairs should constitute a meaningful reduction.

         The aggregate tax basis of the New Shares received in the Reverse Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

Required Vote

         Approval of the Amendment to the Company's Restated Certificate of Incorporation to effect the Reverse Split of one-for-sixty requires the affirmative vote of the holders of the majority of the shares of Common Stock issued, outstanding and entitled to vote on the Proposal. The Board of Directors recommends a vote "FOR" approval of the Proposal.

                The Board of Directors Recommends You Vote "FOR"
         Approval of the Amendment of the Company's Restated Certificate
               of Incorporation to Effect a Reverse Stock Split.

         ---------------------------------------------------------------

                                   PROPOSAL 3

                      APPROVAL OF 2005 STOCK INCENTIVE PLAN

         ---------------------------------------------------------------

         As of September 23, 2004 there were 5,912,331 shares available for issuance under the Company's stock incentive plans. Consequently, on September 15, 2004, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 2005 Stock Incentive Plan (the "2005 Plan"). The 2005 Plan is designed to provide an incentive to employees (including directors and officers who are employees), and to consultants and directors who are not employees of the Company and to offer an additional inducement in obtaining the services of such persons. Moreover, the 2005 Plan is designed to compensate both current or former employees of the Company to whom the Company has commitments or obligations.

Rationale for the 2005 Plan

         The Company is highly dependent on its employees due to the nature of its business, particularly as it relates to the source code of its products, the comprehension of which resides in our current employees, as well as the experience of other key employees through their efforts in our nascent industry of healthcare connectivity. Recently, the Company has been unable to adequately compensate its employees in cash in a timely manner, and has also had many of its current and former employees voluntarily agree to salary reductions. As a result of our reductions in force, there is significant uncertainty among existing employees with respect to the stability of their own employment with the Company. The 2005 Plan is a vital part of imbuing our employees with an ongoing sentiment of long-term potential and value of their efforts. The extraordinary circumstances the Company is facing has required a high degree of dedication and commitment from its employees, for which the 2005 Plan is the only potential source of meaningful and appropriate compensation. Quite simply, much of the potential value represented by the Company's products and opportunities would be greatly diminished or permanently harmed, if its remaining employees could not be granted appropriate incentives to remain with the Company.

         The following is a materially complete summary of the 2005 Plan. A copy of the text of the 2005 Plan is set forth as Appendix B to this Proxy Statement.

Shares Subject to the Stock Incentive Plan and Eligibility

         The 2005 Plan authorizes the issuance of stock appreciation rights ("SARs") and the grant of options and restricted stock related to a maximum of up to five million five hundred thousand (5,500,000) shares of the Company's issued and outstanding shares of Common Stock, on a post-split basis assuming Proposal 2 is approved by stockholders, including the issuance of any SARs, options or restricted stock to employees (including officers and directors who are employees), and to consultants and directors who are not employees of the Company, and to current and former employees of the Company to whom the Company has commitments or obligations. Notwithstanding the maximum number of shares of the Company's Common Stock available under the 2005 Plan, the Company shall not grant SAR's, options or restricted stock to its employees (including officers and directors who are employees) and consultants in excess of thirty (30%) percent of the Company's outstanding shares of Common Stock, on a fully-diluted, as converted basis, including conversion of convertible notes or exercise of warrants outstanding. Upon expiration, cancellation, termination or forfeiture of stock grants or options, the shares of the Common Stock subject thereto will again be available for grant under the 2005 Plan.

Type of Award

         The following awards ("Awards") may be granted under the 2005 Plan: stock options which are either incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs"), SARs and Common Stock which may or may not be subject to contingencies or restrictions. ISOs, however, may only be granted to employees. The Company makes no representations or warranties as to the qualification of any option as an "incentive stock option" under the Code.

Administration

         The 2005 Plan will be administered by a committee of the Board of Directors consisting of at least three members of the Board (the "Committee"). It is intended that at least two (2) members of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 (as the same may be in effect and interpreted from time to time, "Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is also intended that at least two (2) members of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code.

         Among other things, the Committee is empowered to determine, within the express limits contained in the 2005 Plan: the employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions, including without limitation, contingencies or restrictions relating to entering into a covenant not to compete, to financial objectives and/or to the period of continued employment of the Award holder, and to determine whether such contingencies or restrictions have been met; whether an Award holder is disabled; the amount, if any, necessary to satisfy the obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; with the consent of the Award holder, to cancel or modify an Award, pursuant to the terms of the Plan and the Code; to prescribe, amend and rescind rules and regulations relating to the Plan; and to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein). The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the 2005 Plan and to make all other determinations necessary or advisable for administering the 2005 Plan and to construe each contract ("Contract") entered into by the Company with an Award holder under the 2005 Plan.

Terms and Conditions of Options

         Options granted under the 2005 Plan will be subject to, among other things, the following terms and conditions:

         (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (c) The maximum number of shares of Common Stock for which options and SARs may be granted to an employee in any calendar year is 1,000,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

         (d) The exercise price of each option is payable in full upon exercise or, if the applicable Contract permits, in installments over a maximum six month period. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of Common Stock or any combination thereof.

         (e) If eligible, an optionee who uses previously acquired shares of Common Stock to exercise a prior option granted under the Plan shall automatically be granted an option to purchase the same number of shares so used; provided, however, that the exercise price of the new option shall be the fair market value of the Common Stock on the date of grant of such new option; and further provided that if the prior option was an ISO and at the time the new option is granted, the optionee owns (or is deemed to own) more than 10% of the voting power of the Company, the exercise price of the new option shall be 110% of the fair market value of the Common Stock on the date of grant of such new option and its terms shall not exceed five years.

         (f) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by him or her (or by his or her legal representative).

Terms and Conditions of SARs

         SARs may be granted by the Committee, in its sole discretion, to employees (including officers and directors who are employees), consultants to, and outside directors of the Company. A SAR entitles the holder to be paid upon exercise, in cash, check or by shares of Common Stock, as determined by the Committee, the excess (if any) of the fair market value of the shares of Common Stock on the date of exercise over the base price of such shares. If the Contract so provides, such amount may be multiplied by a performance factor which meets the requirements of the Code. The base price is determined by the Committee upon grant, but it may not be less than the fair market value of the Common Stock on the grant date. The term of any SAR is determined by the Committee, but may not exceed ten years.

Restricted Stock Awards

         The Committee may from time to time, in its sole discretion, grant shares of Common Stock to current and former employees (including officers and directors who are employees) of, or consultants to, the Company, which may or may not be subject to such contingencies and restrictions as set forth in the applicable Contract. Upon issuance of the shares, the Award holder is considered to be the record owner of the shares and, subject to the contingencies and restrictions, if any, set forth in the Award, has all the rights of a shareholder. The shares shall vest in the Award holder when all of the restrictions and contingencies, if any, lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

Termination of Relationship

         Except as may otherwise be provided in the applicable Contract, if an Award holder's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the Award holder), the option or SAR may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option or SAR. If an Award holder's relationship is terminated for any reason (including the death or disability of the Award holder), the Award shall cease any further vesting and the unvested portion shall be forfeited to the Company without consideration. If the relationship was terminated either for cause or without the consent of the Company, the option or SAR will terminate immediately. In the case of the death of a holder while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option or SAR, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option or SAR. Except as may otherwise be provided in the applicable Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option or SAR, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. The holder shall have no right to continue as an employee, consultant or director of the Company or interfere in any way with any right of the Company to terminate the holder's relationship to the Company at any time for any reason whatsoever without liability to the Company.

Withholding

         The Company may withhold cash and/or shares of Common Stock to be issued under an Award or upon exercise of an option or SAR, having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reasons of the grant, vesting, exercise or disposition of an Award or the disposition of underlying shares of Common Stock. Alternatively, the Company may require the Award holder to pay the Company such amount, in cash, promptly upon demand.

Adjustment in Event of Capital Changes

         Appropriate adjustments will be made in the number and kind of shares available under the 2005 Plan, in the number and kind of shares subject to each outstanding option or SAR and the exercise or base prices of such options or SARs, any contingency based on the number or kind of shares and the maximum number of options and SARs that may be granted to an employee in any calendar year, in the event of any change in the Common Stock by reason of any stock dividend, spinoff, split-up, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholder of the Company with respect to their shares of stock in the Company), any outstanding options or SARs and unvested restricted stock awards shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction or the applicable contract.

Duration and Amendment of the 2005 Plan

         No ISO may be granted under the 2005 Plan after the ten year anniversary of the date of adoption of the 2005 Plan. The Board of Directors may at any time terminate or amend the 2005 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would
(a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of Awards or increase the maximum number of options or SARs that may be granted to an employee in any year, (b) change the eligibility requirements for persons who may receive Awards or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an Award holder with respect to an outstanding Award without the holder's consent.

Federal Income Tax Treatment

         The following is a general summary of the federal income tax consequences under current tax law of options, SARs and restricted stock. It does not purport to cover all of the special rules, including special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the grant, vesting or disposition of an Award or the ownership or disposition of the underlying shares of Common Stock.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of an option or SAR.

         Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

         Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

         Upon the exercise of a SAR, the Award holder will recognize ordinary income in an amount equal to the amount payable by the Company upon such exercise, and the Company will generally be entitled to a deduction therefor.

         An employee, consultant or director who receives a grant of stock which is subject to a substantial risk of forfeiture will generally recognize ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the Award holder may elect to be taxed on the value of unrestricted stock at the time of grant. The Company is generally entitled to a deduction equal to the amount required to be included in income by the Award holder.

Equity Compensation Plan Information

           The following table provides information about our Common Stock that may be issued upon the exercise of options, warrants and rights under our stock option plans.


                                                                                                           (c)
                                           (a)                                                Number of securities remaining
                                 Number of securities to                 (b)                  available for future issuance
                                 be issued upon exercise       Weighted average exercise     under equity compensation plans
                                 of outstanding options,     price of outstanding options,   (excluding securities reflected
Plan Category                      warrants and rights            warrants and rights                 in Column (a))
----------------------------------------------------------  -------------------------------- ---------------------------------
Equity compensation
plans approved by security             23,811,833                       $0.59                            5,912,331
holders

Equity compensation
plans not approved by security             N/A                            N/A                               N/A
holders

         In addition to the issuance of Common Stock under our stock option plans set forth in the above table, we have prior obligations to pay a retention bonus to certain of our current and former employees and consultants in the aggregate principal amount of $1,869,510. We anticipate that these obligations shall be paid through the issuance of restricted shares of Common Stock to be issued under the 2005 Plan, if such plan is approved by stockholders. We will enter restricted stock agreements with such persons on terms and conditions to be agreed upon. The number of such restricted shares to be issued will be based upon the market price of the Common Stock and other factors.

Required Vote

         Approval of the 2005 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal. If the 2005 Plan is not approved by Stockholders, the 2005 Plan will not be effective.

                The Board of Directors Recommends You Vote "FOR"
                   Approval of the 2005 Stock Incentive Plan.

                             INFORMATION RELATING TO
                             INDEPENDENT ACCOUNTANTS


         BDO Seidman, LLP served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2003. Prior to the engagement of BDO Seidman, LLP as our independent accountants, the Company's independent registered public accounting firm for the fiscal year ended December 31, 2002 was Ehrhardt Keefe Steiner & Hottman, PC. During the two years ended December 31, 2002 and through the date of their dismissal by the Company, the Company had no "reportable events", as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Audit Fees

         BDO Seidman, LLP billed us $380,000 for services rendered for the audit of our annual consolidated financial statements for fiscal 2003 included in our Form 10-K and the reviews of the financial statements included in our Forms 10-Q for fiscal 2003. No fees were paid to BDO Seidman, LLP in fiscal 2002.

         Ehrhardt Keefe Steiner & Hottman, PC billed us $93,165 for services rendered for the audit of our annual consolidated financial statements for fiscal 2002 included in our Form 10-K and the reviews of the financial statements included in our Forms 10-Q for fiscal 2003.

Audit-Related Fees

         For fiscal 2003, BDO Seidman, LLP billed us $150,000 for services rendered for assurance, consultations and related services that are reasonably related to the performance of the audit or review of the financial statements of the Company, including audits and reviews of the financial statements of Frontline. No fees were paid to BDO Seidman, LLP in fiscal 2002.

Tax Fees

         For fiscal 2003, BDO Seidman, LLP billed us $50,000 for services rendered in connection with tax consultation and compliance for the Company. No fees were paid to BDO Seidman, LLP in fiscal 2002.

         For fiscal 2002, Ehrhardt Keefe Steiner & Hottman, PC billed us $154,946 for services rendered in connection with tax consulting, acquisition accounting and other professional services for the Company.

         In connection with the revised standards for independence of the Company's independent auditors promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of BDO Seidman, LLP and has determined that such services are compatible with the continued independence of BDO Seidman, LLP.

All Other Fees

         There were no other fees paid to BDO Seidman, LLP during the fiscal year ended December 31, 2003.

         In connection with the revised standards for independence of the Company's independent registered public accounting firm promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of BDO Seidman, LLP and has determined that such services are compatible with the continued independence of BDO Seidman, LLP.

         It is our practice that all services provided to us by our independent auditors be pre-approved by our Audit Committee. No part of our independent auditor services related to Audit Related Fees, Tax Fees or All Other Fees listed above was approved by the audit committee pursuant to the exemption from pre-approval provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                              STOCKHOLDER PROPOSALS

         The Company intends to hold its 2005 Annual Meeting of Stockholders on or about June 30, 2005. Any stockholder proposal intended to be included in the Company's proxy statement and form of proxy for presentation at the 2005 Annual Meeting of Stockholders (the "2005 Meeting") pursuant to Rule 14a-8 ("Rule 14a-8"), as promulgated under the Securities Exchange Act of 1934, must be received by the Company not later than February 1, 2005. As to any proposals submitted for presentation at the 2005 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2005 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before May 17, 2005. However, even if such notice is timely received, such proxies nevertheless may be entitled to exercise discretionary authority on that matter to the extent permitted by the Securities and Exchange Commission regulations.

         Any stockholder proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at 33 Maiden Lane, New York, New York 10038.

                                  OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                             By Order of the Board of Directors
                                             Ron Munkittrick
                                             Secretary

October 18, 2004

                                                                      APPENDIX A



The Restated Certificate of Incorporation of the Company, as amended to date, is to be further amended by adding the following paragraph immediately after the first paragraph of ARTICLE IV, Section 1 thereof:

         "Effective upon the filing of this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation, every sixty
         (60) shares of Common Stock of the Corporation issued and outstanding or held in the treasury of the Corporation automatically shall be combined into one (1) share of Common Stock of the Corporation. There shall be no factional shares issued. Each holder of shares of Common Stock who otherwise would be entitled to receive a fractional share shall be entitled to receive a cash payment in lieu thereof at a price equal to the fraction to which such holder would otherwise be entitled to receive multiplied by the closing price of Common Stock as reported in The Wall Street Journal on the last trading day prior to the filing of this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation, or, if such price is not available, the average of the last bid and asked prices of the Common Stock on such day, or such other price as may be determined by the Board of Directors of the Corporation."

                                                                      APPENDIX B



                            2005 STOCK INCENTIVE PLAN
                                       of
                                RAMP CORPORATION

         1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to employees (including directors and officers who are employees) and to consultants and directors who are not employees of RAMP CORPORATION, a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 18), and to offer an additional inducement in obtaining the services of such persons. In addition, the Plan is designed to compensate both current and former employees of the Company to whom the Company has commitments or obligations. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs"), stock appreciation rights ("SARs") and stock of the Company which may be subject to contingencies or restrictions (collectively, "Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 11, the aggregate number of shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed five million five hundred thousand shares (5,500,000). Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 12, any shares of Common Stock subject to an option or SAR which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Notwithstanding the maximum number of shares of the Company's Common Stock available under the 2005 Plan, the Company shall not grant Awards of Common Stock to its employees (including officers and directors who are employees) and consultants in excess of thirty (30%) percent of the Company's outstanding shares of Common Stock, on a fully-diluted, as converted basis, including conversion of convertible notes or exercise of warrants outstanding.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than three directors, at least two (2) of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (as defined in Paragraph 18) (collectively, the "Committee"). Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

             Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option or SAR; the date each option or SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions as specified in the contract referred to in Paragraph 10 hereof (the "Contract"), including without limitation, contingencies or restrictions relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 18), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies or restrictions have been met; whether an Award holder is Disabled (as defined in Paragraph 18); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the Fair Market Value (as defined in Paragraph 18) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, provided, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of
Section 424(h) of the Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any Award or Contract hereunder.

         4.  OPTIONS

             (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine, in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; provided, however, that the maximum number of shares subject to options or SARs that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall be 1,000,000 shares; and further, provided, that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, of any of its Subsidiaries or of a Parent, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

             (b) EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price per share of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share of such ISO shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

             (c) TERM. The term of each option granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

             (d) EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due upon exercise if the Contract permits installment payments over a maximum six month period) (a) in cash or by certified check or
(b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

             The Committee may, in its sole discretion, permit payment of all or a portion of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

             An optionee entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

             In no case may an option be exercised with respect to a fraction of a share of Common Stock. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

             (e) RELOAD OPTIONS. An optionee who, at a time when he is eligible to be granted options under the Plan, uses previously acquired shares of Common Stock to exercise an option granted under the Plan (the "prior option"), shall, upon such exercise, be automatically granted an option (the "reload option") to purchase the same number of shares of Common Stock so used (or if there is not a sufficient number of shares available for grant under the Plan remaining, such number of shares as are then available). Such reload options shall be of the same type and have the same terms as the prior option (except to the extent inconsistent with the terms of the Plan); provided, however, that the exercise price per share of the reload option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the reload option, and further, provided, that if the prior option was an ISO and at the time the reload option is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share shall be equal to 110% of the Fair Market Value of a share of Common Stock on the date of grant and the term of such option shall not exceed five years.

         5.  STOCK APPRECIATION RIGHTS.

             (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant SARs to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine in its sole discretion. An SAR shall entitle the holder thereof to be paid, promptly after exercise, in cash, by check or with shares of Common Stock having an aggregate Fair Market Value on the date of exercise or any combination thereof, as determined by the Committee, in its sole discretion, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the shares of Common Stock as to which the SAR is exercised over the base price of such shares. The Contract may (but shall not be required to) provide for such amount to be multiplied by a performance factor as set forth in the Contract; provided, however, that such performance factor shall meet the requirements for "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

             (b) BASE PRICE. The base price of the shares of Common Stock subject to each SAR shall be determined by the Committee in its sole discretion; provided, however, that the base price per share shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

             (c) TERM. The term of each SAR granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each SAR shall not exceed 10 years from the date of grant. SARs shall be subject to earlier termination as provided in the Plan.

             (d) EXERCISE. A SAR (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principle office stating which SAR is being exercised and specifying the number of shares of Common Stock as to which such SAR is being exercised.

             The holder of a SAR who receives shares of Common Stock upon the exercise of an SAR shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares.

             In no case may a SAR be exercised with respect to a fraction of a share of Common Stock.

         6. RESTRICTED STOCK. The Committee may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to such current or former employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may cover such number of shares as the Committee may determine, in its sole discretion, and require the Award holder to pay such price per share therefor, if any, as the Committee may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Upon the issuance of the stock certificate for a share Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder. The Committee may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to such current or former employees of the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion, as compensation to such current or former employees to whom the Company has commitments or obligations in an amount not to exceed the aggregate of 500,000 shares of Common Stock.

         7. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company, its Subsidiaries and Parent as an employee or a consultant has terminated for any reason (other than as a result of his death or Disability), the Award holder may exercise the options and SARs granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 18), or
(b) without the consent of the Company, such option shall terminate immediately.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Except as may otherwise be expressly provided in the applicable Contract, options and SARs granted under the Plan shall not be affected by any change in the status of the Award holder so long as he continues to be an employee of, or a consultant to, the Company, or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

         Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company as an Outside Director ceases for any reason (other than as a result of his death or Disability) then options and SARs granted to such holder as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such Award shall terminate immediately. An Award granted to an Outside Director, however, shall not be affected by the Award holder becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

         Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of an Award holder as an employee of, or consultant to, the Company, and its Subsidiaries and Parent, or as an Outside Director, for any reason (including his death or Disability), the share Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

         Nothing in the Plan or in any Award granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

         8. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 18) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to the Company or any of its Subsidiaries may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an Outside Director terminates as a result of his death or Disability, the options and SARs granted to him as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired. In the case of the death of the Award holder, the Award may be exercised by his Legal Representative.

         9. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the issuance of any share Award and exercise of any option or SAR that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

         The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option or SAR that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be received under the Award or issued upon the exercise of the option or SAR are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock thereunder, such Award may not be granted and such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         10. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

         11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each option, the base price of each SAR, any contingencies and restrictions based on the number or kind of shares, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to Awards without payment therefor.

         In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholders of the Company with respect to their shares of stock in the Company) any outstanding options, SARs or unvested stock shall terminate immediately prior to the earliest of any such event, unless other provision is made therefor in the transaction.

         12. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on September 15, 2004. No ISO may be granted under the Plan after September 14, 2014. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan or the
162(m) Maximum, (b) change the eligibility requirements to receive Awards hereunder, or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of any Award holder under an Award without his prior consent. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         13. NON-TRANSFERABILITY. No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options and SARs may be exercised, during the lifetime of the Award holder, only by him or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         14. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold
(a) cash or (b) with the consent of the Committee, shares of Common Stock to be issued under a stock Award or upon exercise of an option or SAR having an aggregate Fair Market Value on the relevant date, or a combination of cash and shares having such value, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold federal, state and local taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

         15. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option or SAR under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section  421(b)
of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option or SAR granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         16. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option, or grant of a stock Award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

         17. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options, SARs or restricted stock of a Constituent Corporation (as defined in Paragraph 18) or assume the prior options or restricted stock of such Constituent Corporation.

         18. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:


             (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

             (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Subsidiary or Parent of such corporation.

             (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

             (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             (e) "Fair Market Value" of a share of Common Stock on any day shall mean (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on Nasdaq, and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this subparagraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of a share of Common Stock shall be determined by the Board of

Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

             (f) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

             (g) "AMEX" means the American Stock Exchange.

             (h) "Outside Director" shall mean a person who is a director of the Company, but on the date of grant is not an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

             (i) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

             (j) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as the same may be in effect and interpreted from time to time.

             (k) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

         19. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         20. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         21. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No Award granted hereunder may vest or be exercised prior to such approval; provided, however, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before November 18, 2004, the Plan and any Awards granted hereunder shall terminate.

PROXY                                                                      PROXY

                                RAMP CORPORATION

                 (Solicited on behalf of the Board of Directors)

         The undersigned holder of Common Stock of RAMP CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Andrew Brown, Proxy, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of RAMP CORPORATION, to be held at the offices of the Company located at 33 Maiden Lane, New York, New York on Thursday, November 18, 2004, at 10:00 A.M., and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR Proposals 2 and 3.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE


__________________      _______________      PLEASE MARK YOUR CHOICE LIKE    |X|
  ACCOUNT NUMBER             COMMON           THIS IN BLUE OR BLACK INK:


                        Will attend the meeting   |_|

                The Board of Directors Recommends a Vote FOR all
                 listed board nominees and FOR Proposals 2 and 3

(1) Election of two directors

                Class I
                -------

       Nominees:  Steven C. Berger
                  Anthony Soich


                         FOR all nominees listed                           WITHHOLD AUTHORITY to vote
                   (except as marked to the contrary)                     for all listed nominees above
                                   |_|                                                 |_|

(Instruction:  To withhold authority to vote for any individual  nominee,  circle that nominee's name in the list provided above.)


(2)      Approving  an   amendment  to  the   Company's              FOR             AGAINST        ABSTAIN
         Restated   Certificate  of   Incorporation   to
         effect a reverse  stock split of the  Company's             |_|               |_|            |_|
         Common Stock at a ratio of one-for-sixty.


(3)      Approving the 2005 Stock Incentive Plan.                    FOR             AGAINST        ABSTAIN

                                                                     |_|               |_|            |_|


(4)      In their  discretion,  the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


                                                                         Dated  _____________________, 2004

                                                                         ----------------------------------
                                                                         ----------------------------------
                                                                         ----------------------------------
                                                                                      Signature(s)
                                                                         (Signatures   should  conform  to
                                                                         names as registered.  For jointly
                                                                         owned  shares,  each owner should
                                                                         sign.  When  signing as attorney,
                                                                         executor, administrator, trustee,
                                                                         guardian    or   officer   of   a
                                                                         corporation,   please  give  full
                                                                         title.)



                                  PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY